Exhibit 10.33

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

VIDEO ON DEMAND
LICENSE AGREEMENT

This VIDEO ON DEMAND LICENSE AGREEMENT (this “Agreement”), dated as of March 13, 2000 between New Frontier Media, Inc. a Colorado corporation (“Licensor”), and TIME WARNER CABLE, a division of Time Warner Entertainment Company, L.P., a Delaware partnership (“TWC”).

WHEREAS, TWC owns or manages certain cable television systems and wishes to make motion pictures available to its subscribers on a “video on demand” basis; and

WHEREAS, Licensor owns the rights to distribute certain motion pictures and wishes to grant TWC a license to make them available to its subscribers on such a basis.

NOW, WHEREFORE, in light of the foregoing and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties agree as follows:

1.                                       Definitions.

(a)                                  “Buy”.  Has the meaning set forth in Section 3(a).

(b)                                 “Concurrent Compatible”.  Meeting the MPEG-2 encoding specifications set forth in Exhibit A.

(c)                                  “Program”.  Each motion picture listed on a Schedule delivered to TWC in accordance with Section 4(a).  Unless the context requires otherwise, references to Programs in this Agreement shall be deemed also to refer to any Supplemental Program Material relating thereto.

(d)                                 “Satellite Delivery”.  Has the meaning set forth in Section 2(e).

(e)                                  “SeaChange Compatible”.  Meeting the MPEG-2 encoding specifications set forth in Exhibit A.

(f)                                    “Subscriber”.  A residential location or other private dwelling unit (including, without limitation, any hotel or motel room, hospital room, nursing home room or dormitory room) within the Territory that receives cable television service from any TWC Cable System.  Subscribers shall not include prisons, military bases or mining camps, public places (including common areas of hotels, motels, hospitals, nursing homes or dormitories) or commercial establishment (including restaurants, bars or theatres).

(g)                                 “Supplemental Program Material”.  Has the meaning set forth in Section 4(f).

(h)                                 “Term”.  Has the meaning set forth in Section 2.

(i)                                     “Territory”.  The United States of America (including its territories and possessions).

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

(j)                                     “TWC Cable System”.  A cable television system (i) which is managed by a Time Warner Company or (ii) of which TWC, Time Warner Inc. (“TWI”), Time Warner Entertainment Company, L.P. (“TWE”), Time Warner Entertainment-Advance/Newhouse, L.P. (“TWEAN”), TWI Cable Inc. (“TWIC”), or Paragon Communications directly or indirectly owns at least 25% of the equity, and that in either case provides Video on Demand to its subscribers.

(k)                                  “Time Warner Company”.  TWC, TWI, TWE, TWEAN, TWIC or Paragon Communications, or any other corporation, partnership, joint venture, trust, joint stock company, association, unincorporated organization (including a group acting in concert) or other entity of which TWC, TWI, TWE, TWEAN, TWIC or Paragon Communications, directly or indirectly own at least 25% of the equity.

(l)                                     “Video on Demand”.  The cable transmission of a Program to, and the exhibition of a Program on the television set or other receiving equipment of, a Subscriber, at such Subscriber’s request in a manner such that the transmission may occur immediately or almost immediately upon such Subscriber’s request.

2.                                       Term.  The term of this Agreement shall be [***] commencing as of the date hereof.  This Agreement shall automatically renew for successive [***] periods unless either party provides the other with at least [***] prior written notice of such party’s intention to terminate the Agreement at the end of the initial term or then-current renewal term.  The initial term and any renewal terms are herein referred to as the “Term.”

3.                                       Rights Granted.

(a)                                  Licensor hereby grants TWC the non-exclusive right (but not the obligation) to offer each Program to TWC’s Subscribers on a Video on Demand basis and, upon the request of a Subscriber to view a Program, to transmit and exhibit the video and accompanying audio portion of such Program to such Subscriber (such request and delivery, a “Buy”).  The license granted hereby shall permit TWC to deliver multiple feeds of a Program from a single copy thereof.

(b)                                 The license granted hereby in respect of each Buy shall permit the Subscriber to view such Program at least [***] and, at TWC’s sole discretion, to view the Program more than [***] up to [***] number of times within a [***] period.  The license granted hereby shall permit TWC, in its sole discretion, to make available to its Subscribers, either through equipment located at TWC’s transmission facilities or through the Subscriber’s set-top box, the ability to “pause,” “rewind,” “fast forward” or use similar VCR-like features while viewing the Program.

(c)                                  Licensor hereby grants TWC the non-exclusive right to compress or otherwise technologically manipulate the Programs as required (in TWC’s sole judgment) to make such Programs available to requesting Subscribers.  TWC’s compression or other technological manipulation of a Program shall not have a material adverse impact on a viewer’s perception of such Program.  Programs compressed in a manner such that they are SeaChange Compatible or Concurrent Compatible (or

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

compatible with any similar MPEG-2 profile) shall be deemed not to result in a material adverse impact on a viewer’s perception of such Program.

(d)                                 Licensor hereby grants TWC the non-exclusive right to copy and store the Programs in digital form on any medium now or hereafter available (including on one or more sever hard drives) as required (in TWC’s sole judgment) to make such Programs available to requesting Subscribers.  TWC agrees, within a reasonable period of time after it ceases to make a Program available on a VOD basis or the expiration or termination of this Agreement, whichever date is sooner, to return or destroy all copies of Programs made or stored by it hereunder.

(e)                                  Licensor hereby grants TWC the non-exclusive right to transmit the Programs via an uplink facility to one or more satellites for distribution to the TWC Cable Systems (“Satellite Delivery”).

4.                                       Programs.

(a)                                  At least [***] prior to the commencement of each [***] during the Term, Licensor shall provide TWC with a schedule containing at least [***] adult feature films that will be available to the TWC Cable Systems during such [***] for distribution on a Video on Demand basis (each a “Schedule”).  Licensor shall notify TWC as promptly as practicable of any changes in any Schedule.  The Schedule for the first [***] of the Term is attached hereto as Exhibit B.  TWC may, on [***] notice, require that Licensor increase the number of films included on each Schedule delivered thereafter, subject to a limit of [***] films.

(b)                                 Within [***] of receipt of each Schedule, TWC will notify Licensor of the Programs TWC intends to make available on a Video on Demand basis in the TWC Cable Systems, and for which TWC requires delivery as contemplated by Section 7(a).  If TWC provides no such notice, Licensor shall deliver all such films.  TWC shall not be obligated to offer any Program in any TWC Cable System(s).

(c)                                  Each Program provided by Licensor hereunder shall depict [***] and [***] situations, and shall not depict [***].  The Programs shall be [***] edited (sometimes known as “[***] edited”) adult films that are [***] (or “[***]”) in the degree of explicitness of programming currently featured on adult cable television services such as [***] (“[***] Standards”).  Upon [***] notice to Licensor by TWC, Licensor shall provide TWC with [***] versions of each Program to be delivered hereunder, [***] edited pursuant to “[***] Standards” and [***] edited for a degree of explicitness similar to that currently featured on adult services such as [***] (“[***] Standards”).

5.                                       Fees.

(a)                                  TWC shall pay Licensor a license fee (the “License Fee”) for each Buy of a Program, such License Fee to equal [***].

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

TWC shall, in its sole discretion, determine the [***] to subscribers.

(b)                                 TWC shall pay the License Fee in respect of each Buy even if the exhibition is treated as a [***] or [***].  Notwithstanding the foregoing, TWC shall be entitled to a credit in respect of any Buy if TWC, in good faith, issues the relevant Subscriber a credit due to such Subscriber’s inability to receive such Program (e.g., as a result of reception or other technical difficulties) or due to such Subscriber having received such Program in error.

6.                                       Payments; Reports.

(a)                                  License Fees shall be payable on a [***] basis and shall be due [***] after the end of each [***].  In the event of a good faith dispute regarding any fees, no such disputed fees shall be due or payable by TWC to Licensor nor subject to the recovery of prejudgment interest unless and until such dispute has been resolved to the satisfaction of TWC and Licensor; provided that Licensor and TWC shall use [***] to resolve such dispute within a [***] period, and, if the parties are unable to resolve such dispute within such [***] period, the parties may pursue all available rights and remedies hereunder.

(b)                                 A statement of the number of Buys during the relevant [***] shall accompany each payment of License Fees, together with any other information necessary for the computation of the License Fees due to Licensor in respect of such [***].

(c)                                  If any amount due hereunder is not paid when due or within [***] thereafter, the payor shall pay, in addition to such amount, interest on such amount at a rate of [***] percent ([***]%) per [***] (or, if lower, the maximum rate permitted by law) from the date on which such amount was due through the date on which payment of such amount is made.

(d)                                 During the Term, and for [***] thereafter, TWC shall maintain accurate and complete books and records, in accordance with generally accepted accounting principles and practices which contain information sufficient to verify the Fees due Licensor hereunder.  Upon not less than [***] prior written notice, Licensor shall have the right, during the Term, [***], to examine during normal business hours at a location within the 48 contiguous United States without unreasonably interfering with the operation of TWC’s business, the books and records of TWC which are related directly to the Video on Demand offering of the Programs to the extent necessary to verify the License Fees due; provided, however, that such examinations shall not be conducted more frequently than [***] and that such examinations shall be limited to License Fees payable during the [***] and the [***] (not to include any period in respect of which an examination has been concluded).  If any such examination reveals a discrepancy in the amount paid to Licensor, TWC shall pay Licensor an amount equal to the amount of such discrepancy, plus interest on the amount of such discrepancy at the rate of [***]% per [***] (or, if lower, the maximum rate permitted by law) from the date on

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

which such amount was paid by or should have been paid to Licensor through the date on which payment is made to Licensor.  Licensor will be deemed to have waived any and all claims which it may have with respect to an underpayment of fees due unless it gives written notice of such claims to TWC upon the earlier of [***] after the date on which payment of such fees was due or, within [***] after the conclusion of such examination.

7.                                       Delivery of Programs; Content.

(a)                                  No later than [***] prior to the first date of the [***] to which a particular Schedule applies, Licensor shall deliver to TWC’s agent (as listed on Exhibit C, as same may be amended from time to time by TWC upon reasonable notice to Licensor) a single high-resolution digital format “source file” (i.e., a Digital Beta or “DigiBeta” file) of each Program listed on such Schedule.

(b)                                 Licensor shall not insert any [***] or [***] before, during or after any Program.  TWC shall be entitled to delete any material that violates the foregoing restriction.

(c)                                  Without limiting Section 7(b), Licensor represents, warrants and covenants that each copy of a Program delivered to TWC hereunder shall contain no material other than the video and principal audio portion of such Program (including titles, credits, etc.); provided that such Program may contain closed captioning and second language audio, in each case relating to such Program (collectively, “Supplemental Program Material”).  Licensor shall not [***] on, or [***] by, TWC, any TWC Cable System or any Subscriber in connection with the provision of Supplemental Program Material.  TWC may block any data or material included in any Program that does not comport with the preceding.

(d)                                 Each Program delivered to a requesting Subscriber by TWC shall be in the form received by TWC (except as compressed or otherwise technologically manipulated in accordance with this Agreement), and TWC shall not edit or alter such Program in any way.  Licensor acknowledges that the Subscriber’s use of TWC’s electronic program guide, remote control device or navigator may cause certain information to be super-imposed over the Program from time to time.

(e)                                  Except as otherwise permitted hereunder, TWC shall not, and shall not authorize other persons to, copy, tape or otherwise reproduce any part of any Program without Licensor’s prior written authorization.  Neither TWC nor any TWC Cable System shall be responsible or liable for any Subscriber’s home recording of all or any portion of any Program.  This Section 7(e) shall not restrict TWC’s practice of connecting distribution cables to Subscribers’ videotape recorders or other devices intended for home duplication of audio or video programming, including TWC set-top boxes with recordable hard-drives.

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

8.                                       Promotion.

(a)                                  TWC will cause the TWC Cable Systems to use [***] to promote the sale of the Programs on a Video on Demand basis.  Licensor will provide to TWC, upon request, at [***] cost, reasonable quantities of Licensor’s then available promotional, marketing and sales material for the Programs.

(b)                                 TWC acknowledges that, as between TWC and Licensor, certain names and marks included in the Programs, as well as the names of certain of the Programs, are the exclusive property of Licensor (or its suppliers) and that TWC has not and will not acquire any proprietary rights therein by reason of this Agreement.  Subject to compliance with the terms of Exhibit D hereto, use of such names and marks in the form supplied by Licensor in routine promotional materials (such as print or electronic (including interactive) program guides, web sites, program listings and bill stuffers), on-screen promotions and billing statements shall be deemed approved unless Licensor specifically gives written notice to TWC to the contrary.  Nothing contained herein shall limit or restrict the right of TWC to use such names and marks in connection with the exercise of its rights hereunder.

(c)                                  Licensor shall not use, and no right or license is herein granted to Licensor to use, any of the trade names, trademarks, copyrights, styles, slogans, titles, logos or service marks of TWC, any TWC cable television system or any affiliate of TWC.

9.                                       Representations and Warranties.

(a)                                  Licensor represents and warrants that:  (i) Licensor is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado; (ii) Licensor has the requisite power and authority to execute and deliver this Agreement and to fully perform its obligations hereunder; (iii) the execution, delivery and performance of this Agreement has been duly authorized by all actions necessary on the part of Licensor; (iv) Licensor is not subject to any contractual or other legal obligation which will in any way interfere with its full performance of this Agreement; and (v) the individual executing this Agreement on behalf of Licensor has the authority to do so.

(b)                                 Licensor represents and warrants that it has and will have the right to grant the licenses granted herein, free and clear of all liens, restrictions, charges, claims and encumbrances, that it has obtained and will maintain all licenses, permits, exemptions, authorizations and consents necessary to fully perform this Agreement and that no Program (i) is or will be obscene or defamatory (unless privileged) or (ii) violates or infringes or will violate or infringe the civil or property rights, copyrights, music synchronization rights, trademark rights, patent rights or rights of privacy or publicity or any other rights of any person.  Notwithstanding anything else in this Agreement, TWC shall have the right to cease offering any Program if the representations contained in this Section 9(b) are breached in respect thereof.

(c)                                  TWC represents and warrants that:  (i) TWC is a division of a limited partnership duly organized, validly existing and in good standing under the laws of the State

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

of Delaware; (ii) TWC has the requisite power and authority to execute and deliver this Agreement and to fully perform its obligations hereunder; (iii) the execution, delivery and performance of this Agreement has been duly authorized by all action necessary on the part of TWC; (iv) TWC is not subject to any contractual or other legal obligation which will in any way interfere with its full performance of this Agreement; and (v) the individual executing this Agreement on behalf of TWC has the authority to do so.

(d)                                 The terms and conditions, other than the existence and duration, of this Agreement, as well as any technical data (including MPEG-2 encoding specifications) that are exchanged by the parties (“Confidential Information”), shall be kept confidential by the parties hereto and shall not be disclosed by either party to any third party, without the prior written consent of the other party except: (i) as may be required by any court of competent jurisdiction, governmental agency, law or regulation (in such event, the disclosing party shall notify the other party before disclosing the Agreement) (ii) as may be required or necessary in any SEC or regulatory filings (redacted to the greatest extent permitted under SEC “confidential treatment” regulations); (iii) as part of the normal reporting or review procedure to a party’s accountants, auditors, agents, legal counsel, partners and employees of parent and subsidiary companies, provided such accountants, auditors, agents, legal counsel, partners and employees of parent and subsidiary companies agree to be bound by this Paragraph; (iv) to enforce any of a party’s rights pursuant to this Agreement; (v) in connection with due diligence conducted in connection with a merger, consolidation or acquisition provided that any person to whom Confidential Information is so disclosed shall have executed, prior to receiving any Confidential Information, written non-disclosure agreements which include confidentiality provisions at least as strict as those set forth in this Agreement; and (vi) to any prospective or existing lender provided that any such lender shall have executed (prior to their review of any Confidential Information) a written confidentiality agreement which includes provisions at least as strict as the provisions set forth in this Agreement regarding the confidentiality of information reviewed.

10.                                 Force Majeure. Neither party shall have any liability to the other party for any failure to perform hereunder, if such failure is due to an act of God, inevitable accident, fire, lockout, strike or other labor dispute, riot or civil commotion, act of government or governmental instrumentality (whether federal, state or local), act of terrorism, failure of performance by a common carrier, failure in whole or in part of technical facilities, or other cause (excluding financial inability or difficulty of any kind) beyond such party’s reasonable control.

11.                                 Indemnification and Other Remedies.

(a)                                  Licensor shall indemnify TWC, the TWC Cable Systems, the persons who directly own the TWC Cable Systems and each of their respective affiliates

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

(including controlling persons and related companies), officers, directors, shareholders, employees and agents (“TWC Indemnitees”) for, and shall hold them harmless from and against, any and all losses, settlements, claims, actions, suits, proceedings, investigations, judgments, awards, damages and liabilities (collectively, “Losses” and, individually, a “Loss”) which are sustained or incurred by or asserted against any of them and which arise out of (i) any breach of this Agreement by Licensor or (ii) the Programs (including, without limitation, any Loss arising out of libel, slander, defamation, indecency, obscenity, invasion of right of privacy or publicity, or infringement or violation of copyrights, music synchronization rights, trademark rights or patent rights) ), to the extent that such Losses do not arise directly from the TWC lndemnitees’ gross negligence or willful misconduct, and shall reimburse them for any and all legal, accounting and other fees, costs and expenses (collectively, “Expenses”) reasonably incurred by any of them in connection with investigating, mitigating or defending any such Loss; provided, however, that Licensor will not have any obligation or liability under this Section 11(a) to the extent that (A) TWC has an obligation or liability with respect to the same Loss under Section 11(b) or (B) the relevant Loss relates to violation of obscenity laws and would not have arisen but for TWC delivering Programs that Licensor identified as having been edited for Partial Editing Cable Standards to subscribers in states listed on Exhibit E (as such Exhibit may be amended from time to time by Licensor upon reasonable advance written notice to TWC).  Licensor shall not be required to indemnify TWC hereunder to the extent that TWC is in breach of this Agreement, provided that Licensor is not in breach of this Agreement.

(b)                                 TWC shall indemnify Licensor and its affiliates (including controlling persons and related companies), officers, directors, shareholders, employees and agents (the “Licensor Indemnitees”) for, and shall hold them harmless from and against, any and all Losses which are sustained or incurred by or asserted against any of them and which arise out of any breach of this Agreement by TWC, to the extent that such Losses do not arise directly from the Licensor Indemniteers’ gross negligence or willful misconduct, and shall reimburse them for any and all Expenses reasonably incurred by any of them in connection with investigating, mitigating or defending any such Loss.  TWC shall not be required to indemnify Licensor hereunder to the extent that Licensor is in breach of this Agreement, provided that TWC is not in breach of this Agreement.

(c)                                  Promptly after receipt by a party of notice of the commencement of any action, suit, proceeding or investigation in respect of which a claim for indemnification may be made hereunder by it or its affiliates, officers, directors, shareholders, employees or agents, such party will give written notice thereof to the other party; but the failure to so notify the other party will not relieve the other party from any liability or obligation which the other party may have to any indemnified person (i) otherwise than under this Agreement or (ii) under this Agreement except to the extent of any material prejudice to the other party resulting from such failure.  If any such action, suit, proceeding or investigation is brought against an

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

indemnified person, the indemnifying party will be entitled to participate therein and, if it wishes to assume the defense thereof with counsel satisfactory to the indemnified person (who shall not, except with the consent of the indemnified person, be counsel to the indemnified person) and gives written notice to the indemnified person of its election so to assume the defense thereof within fifteen (15) days after notice shall have been given to it by the indemnified person pursuant to the preceding sentence, will be entitled to assume the defense thereof.  Each indemnified person will be obligated to cooperate reasonably with the indemnifying party, at the expense of the indemnifying party, in connection with such defense and the compromise or settlement of any such action, suit, proceeding or investigation.

(d)                                 Neither party shall, for any reason or under any legal theory, be liable to the other for any special, indirect, incidental or consequential damages or for loss of profits, revenues, data or services, regardless of whether such damages or loss was foreseeable and regardless of whether it was informed or had direct or imputed knowledge of the possibility of such damages or loss in advance.

(e)                                  All rights, powers and remedies afforded to a party hereunder, by law, in equity or otherwise shall be cumulative (and not alternative) and shall not preclude assertion or seeking by a party of any other rights or remedies.

12.                                 Termination.

(a)                                  If a party (i) becomes bankrupt or insolvent, however evidenced, (ii) admits in writing its inability to pay its debts when due, (iii) makes a general assignment for the benefit of creditors, (iv) has appointed, voluntarily or involuntarily, any trustee, receiver, custodian or conservator with respect to it or a substantial part of its property, (v) files, or has filed against it, a voluntary or involuntary petition in bankruptcy or (vi) makes any arrangement or otherwise becomes subject to any proceedings under the bankruptcy, insolvency, reorganization or similar laws of the United States or any state, then the other party shall have the right at any time thereafter to terminate this Agreement by giving written notice to such party.

(b)                                 Either party shall have the right to terminate this Agreement by giving written notice to the other party if the other party has materially breached this Agreement and such breach shall not have been fully cured; provided, however, that, if such breach is fully curable, such party shall not have the right to terminate this Agreement unless such party shall have given written notice to the other party of such breach and the other party shall have failed to fully cure such breach within thirty (30) days after such notice shall have been given.

(c)                                  This Section 12(c) and Sections 5, 6, 9(a), 9(b), 9(d), 11, 14(b) and 14(c) shall survive the expiration or termination of this Agreement for any reason.

13.                                 Notices.  All notices required or permitted to be given pursuant to this Agreement shall be given in writing, shall be transmitted by personal delivery, by registered or certified

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

mail, return receipt requested, postage prepaid, by an overnight delivery service or by telecopier or other electronic means and shall be addressed as follows:

When Licensor is the intended recipient:

New Frontier Media, Inc

5435 Airport Blvd., Suite 100

Boulder, CO 80301

Attention: Senior Vice President, Sales

Telecopy No.: (303) 938-8388

with a copy to:

New Frontier Media, Inc

5435 Airport Blvd., Suite 100

Boulder, CO 80301

Attention: Director, Legal Affairs

Telecopy No.: (303) 413-1553

When TWC is the intended recipient:

Time Warner Cable

290 Harbor Drive

Stamford, Connecticut 06902

Attention: Senior Vice President, Programming

Telecopy No.: (203) 328-4040

with a copy to:

Time Warner Cable

290 Harbor Drive

Stamford, Connecticut 06902

Attention: Senior Vice President and General Counsel

Telecopy No.: (203) 328-0692

A party may designate a new address to which notices shall thereafter be transmitted by giving written notice to the other party.  Each notice transmitted in the manner described in this Section 13 shall be deemed to have been given, received and become effective for all purposes at the time it shall have been (i) delivered to the addressee as indicated by the return receipt (if transmitted by mail), the affidavit of the messenger (if transmitted by personal delivery), the records of the overnight delivery service (if transmitted by such service) or the answer back or call back (if transmitted by telecopier or other electronic means) and printing of the transmission confirmation report by the sending machine or (ii) presented for delivery to the addressee as so indicated during normal business hours, if such delivery shall have been refused for any reason.

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

14.                                 Miscellaneous.

(a)                                  Neither party shall be or hold itself out as the agent of the other party under this Agreement.  Nothing contained herein shall be deemed to create, and the parties do not intend to create, any relationship of partners or joint venturers as between TWC and Licensor, and neither party is authorized to or shall act toward third parties or the public in any mariner which would indicate any such relationship.

(b)                                 The validity, interpretation, performance and enforcement of this Agreement shall be governed by the law of the State of New York (without giving effect to the laws, rules or principles of the State of New York regarding conflicts of laws).  The respective obligations of the parties under this Agreement are subject to all applicable federal, state and local laws, rules and regulations (including, without limitation, the Communications Act of 1934, as amended, the Cable Communications Policy Act of 1984, as amended, and the rules and regulations of the Federal Communications Commission thereunder).

(c)                                  Each party agrees that any proceeding arising out of or relating to this Agreement or the breach or threatened breach of this Agreement may be commenced and prosecuted in a court in the State of New York.  Each party consents and submits to the non-exclusive personal jurisdiction of any court in the State of New York in respect of any such proceeding.  Each party consents to service of process upon it with respect to any such proceeding by registered mail, return receipt requested, and by any other means permitted by applicable laws and rules.  Each party waives any objection that it may now or hereafter have to the laying of venue of any such proceeding in any court in the State of New York and any claim that it may now or hereafter have that any such proceeding in any court in the State of New York has been brought in an inconvenient forum.  Each party waives trial by jury in any such proceeding.

(d)                                 This Agreement together with the Exhibits attached hereto constitute the entire contract between the parties with respect to the subject matter hereof and cancels and supersedes all of the previous or contemporaneous contracts, representations, warranties and understandings (whether oral or written) between the parties with respect to the subject matter hereof.

(e)                                  This Agreement shall be binding upon the parties and their respective successors and assigns and shall inure to the benefit of the parties and their respective successors and permitted assigns.  Neither party shall assign any of its rights or delegate any of its duties under this Agreement (by operation of law or otherwise) without the prior written consent of the other party.  Notwithstanding the foregoing, no such consent shall be required in connection with any such assignment or delegation by (i) TWC to any Time Warner Company or any person which controls, is controlled by or is under common control with TWC or any Time Warner Company or any partner of Paragon Communications; (ii) Licensor to any affiliate of Licensor; or (iii) Licensor to any other entity in connection with a merger, consolidation or sale by Licensor of all or substantially all of its assets, provided however, that upon an assignment by Licensor pursuant

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

to the foregoing (iii), TWC shall have the right to terminate this Agreement immediately upon written notice to Licensor without any further liability or obligation of any kind under this Agreement.  Any assignment of rights or delegation of duties under this Agreement by a party without the prior written consent of the other party, if such consent is required hereby, shall be void.  Except as otherwise provided herein, no person shall be a third party beneficiary of this Agreement.

(f)                                    The headings set forth in this Agreement have been inserted for convenience of reference only, shall not be considered a part of this Agreement and shall not limit, modify or affect in any way the meaning or interpretation of this Agreement.

(g)                                 Except as otherwise contemplated herein no amendment of this Agreement shall be binding upon a party unless in writing and executed and delivered on behalf of each party by, in the case of Licensor, an officer of Licensor and, in the case of TWC, by its Senior Vice President, Programming, Senior Executive Vice President, President or Chairman (each an “Authorized Person”); provided, however, that any Authorized Person may, by written authorization, designate another person to execute and deliver such an instrument.  Unless authorized in writing pursuant to the preceding proviso, the employees and officers of TWC’s regional divisions and the cable systems are not Authorized Persons.

(h)                                 No waiver of any provision of this Agreement shall be binding upon a party unless in writing and executed and delivered on behalf of such party by, in the case of Licensor, an officer of Licensor and, in the case of TWC, by an Authorized Person.  Such waiver shall be effective only to the extent specifically set forth in such written instrument and no waiver of any breach or provision hereunder shall be deemed to be a waiver of a preceding or subsequent breach of the same or any other provision of this Agreement.

(i)                                     This Agreement may be signed in any number of counterparts, each of which (when executed and delivered) shall constitute an original instrument, but all of which together shall constitute one and the same instrument.

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement as of the date first above written.

TIME WARNER CABLE, a division of
TIME WARNER ENTERTAINMENT COMPANY, L.P.

By:	[Illegible]

Name:

Title:	SVP

NEW FRONTIER MEDIA, INC.

By:	/s/ Michael Weiner

Name:	Michael Weiner

Title:	VP

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

EXHIBIT A

MPEG Encoding Specifications

[Technical Specifications Omitted]

[***]

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

Exhibit B

Movie Schedule

[Movie Schedule by Date and Title Omitted]

[***]

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

EXHIBIT C

iN Demand LLC
345 Hudson Street
17th Floor
New York NY 10014

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

EXHIBIT D

Use of Network Names and Marks

Affiliate’s use of the Marks shall be limited to the advertising and promotion of its carriage of the Service over the Cable Systems pursuant to this Agreement.  Network shall provide Affiliate with samples of each of the Marks which Affiliate shall use in their entirety (including all service mark and trademark notices) whenever a Mark is used by Affiliate.

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

EXHIBIT E

[***] Standard States

[States Requiring [***] Standard Omitted]

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

AMENDMENT TO THE VIDEO ON DEMAND LICENSE AGREEMENT

This Amendment, effective as of April 30, 2007 (“Effective Date”) hereby amends the Video on Demand License Agreement regarding carriage of motion pictures on a “video on demand” basis that was entered into by and between NEW FRONTIER MEDIA, INC. a Colorado Corporation (“Licensor”) and TIME WARNER CABLE, a division of Time Warner Entertainment Company, L.P., a Delaware partnership (“TWC”) as of the 13th day of March, 2000 (the “Agreement”).  Licensor and TWC hereby agree as follows:

1.                                       Amendments to Agreement.  The following provisions amend certain provisions set forth in the Agreement and such provisions shall govern the parties’ relationship with respect to the Programs provided to TWC by Licensor under the Agreement and this Amendment.

A.                                   Programs.  Section 4(a) of the Agreement is hereby modified by adding “(each, an “Adult Feature Film”) and at [***] Events” after the phrase “[***] adult feature films” in the first sentence of such Section.

B.                                     Programs.  The following shall be added as a new Section 4(d) to the Agreement: “Without limiting the generality or applicability of Section 4(c), an “Event” shall mean a [***] program which focuses on [***] in [***] or [***] situations licensed by Licensor.  The depiction of [***] in these episodes may be [***] or [***]; however, the level of depicted explicitness shall be [***] (or “[***]” than) movies shown on premium channels as [***] and [***].

C.                                     Fees.  Section 5(a) of the Agreement is hereby modified by replacing the word “Program” with the phrase “Adult Feature Film” and by adding to the end of such first sentence the phrase “and a License Fee for each Buy of an Event equal to [***].”

D.                                    Payments; Reports.  Section 6(b) of the Agreement is hereby modified by adding the following at the end of such Section, “Such statement shall include, without limitation, the number of Buys during the relevant [***] of all Events and Adult Feature Films licensed to TWC pursuant to this Amendment.”

E.                                      Definitions.  Section 1(c) of the Agreement (the definition of “Program”) is hereby modified by replacing the phrase “motion picture” with the phrase “Adult Feature Film and Event.”

2.                                       All of the terms and conditions set forth in the Agreement shall remain in full force and effect, except to the extent that such terms and conditions are modified by or in conflict with the provisions of this Amendment, in which case the provisions of this Amendment shall prevail.  Subject to the foregoing, this Amendment and the Agreement (including all other amendments, addenda, schedules and exhibits thereto) shall be deemed one and the same document, and references in the Agreement to the “Agreement” shall be deemed to refer to the Agreement as amended by this Amendment.

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

Signature Page to Follow

2

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

ACCEPTED AND AGREED:

Time Warner Cable		New Frontier Media, Inc.

By:	/s/ Melinda C. Witmer	By:	/s/ Ken Boenish
Name:	Melinda C. Witmer	Name: Ken Boenish
Title:	SVP and Chief Programming Officer	Title: President

3

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

SECOND AMENDMENT TO THE
VIDEO ON DEMAND LICENSE AGREEMENT

This Second Amendment, effective as of May 17, 2007 (“Effective Date”) hereby amends the Video on Demand License Agreement regarding carriage of motion pictures on a “video on demand” basis that was entered into by and between NEW FRONTIER MEDIA, INC. a Colorado corporation (“Licensor”) and TIME WARNER CABLE, a division of Time Warner Entertainment Company, L.P., a Delaware partnership (“TWC”) as of the 13th day of March, 2000 (as amended, the “Agreement”).  Licensor and TWC hereby agree as follows:

1.             Amendments to Agreement.  The following provisions amend certain provisions set forth in the Agreement and such provisions shall govern the parties’ relationship with respect to the Programs provided to TWC by Licensor under the Agreement and this Amendment.

A.            Programs.  Section 4(a) of the Agreement is hereby modified by adding “and [***] or more [***]” after the phrase “[***] Events” in the first sentence of such Section.

B.            Programs.  The following shall be added as a new Section 4(e) to the Agreement:  “Without limiting the generality or applicability of Sections 4(c) and 4(d), a “[***]” shall mean a feature length film, which is at least [***] in length, which contains [***] and which may depict [***] situations containing [***]; provided that any depiction of [***] is [***] and [***] occurs, and the level of depicted [***] explicitness shall be [***] (or “[***]” than) movies shown on premium channels such as [***] and [***].”

C.            Fees.  Section 5(a) of the Agreement is hereby modified by adding to the end of such first sentence the phrase “and a License Fee for each Buy of a [***] equal to [***].”

D.            Payments; Reports.  Section 6(b) of the Agreement is hereby modified by adding “,[***],” after the phrase “Such statement shall include, without limitation, the number of Buys during the relevant [***] of all Events.”

E.             Definitions.  Section 1(c) of the Agreement (the definition of “Program”) is hereby modified by adding “, [***]” after the phrase “Adult Feature Film.”

2.             All of the terms and conditions set forth in the Agreement shall remain in full force and effect, except to the extent that such terms and conditions are modified by or in conflict with the provisions of this Second Amendment, in which case the provisions of this Second Amendment shall prevail.  Subject to the foregoing, this Second Amendment and the Agreement (including all other amendments, addenda, schedules and exhibits thereto) shall be deemed one and the same document, and references in the Agreement to the “Agreement” shall be deemed to refer to the Agreement as amended by this Second Amendment.

Signature Page to Follow

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

ACCEPTED AND AGREED:

Time Warner Cable	New Frontier Media, Inc.

By:	By:	/s/ Karyn L.Miller
Name:	Name:	Karyn Miller
Title:	Title:	Chief Financial Officer